Exhibit 10.2
LEASE AGREEMENT
     THIS LEASE AGREEMENT (the “Lease”) is made and entered into on this the 1 day of January 2005, between Amejak Limited Partnership, an Oklahoma Limited Partnership, (“Landlord”) and First Trinity Financial Corporation, an Oklahoma Corporation, (“Tenant”).
WITNESSETH:
     1. Definitions.
          (a) “Project” shall mean the real property described in Exhibit “A” attached hereto and made a part hereof and the improvements constructed thereon.
          (b) “Building” shall mean the One Memorial Place, located on the real property described in Exhibit “A” attached hereto and made a part hereof which has a street address of 7633 East 63rd Place, Tulsa, Oklahoma 74133.
          (c) “Premises” shall mean the suite of offices outlined on the floor plan attached to this Lease as Exhibit “B” attached hereto and made a part hereof referred to as Suite 230. The Premises are stipulated for all purposes to contain approximately 1,312 square feet of “Net Rentable Area” (as hereafter defined).
          (d) “Base Rental” shall mean the sum of $1,312.00 as adjusted under Paragraph 6 and Paragraph 30 hereof. The Base Rental due for the first month of the Lease Term (as hereafter defined) shall be deposited with Landlord by Tenant contemporaneously with the execution hereof.
          (e) “Commencement Date” shall mean February 1, 2005 except as such date may be delayed pursuant to the provisions of Paragraph 3(c) hereof.
          (f) “Lease Term” shall mean the term commencing on the Commencement Date and continuing until 5:00 p.m. on the day 36 months after the first day of the first full month following the Commencement Date.
          (g) “Security Deposit” shall mean the sum of $1,312.00 due upon lease execution by Tenant.
          (h) “Common Areas” shall mean the lobbies, entry ways, corridors, elevator foyers, restrooms, mechanical rooms, janitorial closets, electrical and telephone closets, vending areas, and other similar facilities provided for the common use or benefit of tenants generally and/or the public.
          (i) “Net Usable Area” of one floor of the Building shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Building to the Common Areas side of walls separating the Common Areas from any other areas of the floor.
          (j) “Net Usable Area of the Building” shall mean the total of the Net Usable Area of all floors of the Building, currently 76,404.
          (k) “Net Rentable Area of the Building” shall equal the Net Usable Area of the Building as defined above times a factor of 1.15.
          (I) “Net Usable Area of the Premises” shall mean the gross area within the inside surface of the outer glass or other material comprising the exterior walls of the Premises to the mid-point of any walls separating portions of the Premises from those of adjacent tenants and to the Common Areas side of walls separating the Premises from Common Areas. Net Usable
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Area of the Premises shall include any columns and/or projection(s), which protrude into the Premises and/or the Common Areas.
          (m) “Net Rentable Area of the Premises” shall equal the Net Usable Area of the Premises times a factor of 1.15.
          (n) “Basic Costs” shall mean ail direct and indirect costs and expenses in each calendar year of operating, maintaining, repairing, managing and owning the Building and the Exterior Common Areas (as hereafter defined). Basic Costs shall not include the cost of any capital improvements, depreciation, interest, and principal payments on mortgage and other non-operating debts of Landlord. Basic Costs shall include the amortization of capital improvements which in Landlord’s reasonable discretion are primarily for the purpose of reducing Basic Costs, or which are required by governmental authorities, which are incurred following the Commencement Date.
          (o) “Exterior Common Areas” shall mean those areas of the Project which are not located within the Building and which are provided and maintained for the common use and benefit of Landlord and Tenants of the Building generally and the employees, invitees and licensees of Landlord and such Tenants; including without limitation all parking areas, enclosed or otherwise, all streets, sidewalks and landscaped areas located within the Project.
          (p) “Tenant Improvements” when used herein, shall mean those improvements to the Premises which Landlord has agreed to provide pursuant to the plans and specifications (“Plans”) attached (or to be attached) hereto as Exhibit “C” and “C-1” and made a part hereof. Landlord’s approval of and initialing of any plans and specifications shall be at Landlord’s reasonable discretion. All Tenant Improvements shall be made and constructed only by Landlord or Landlord’s designee. “Building Standard” shall mean the type, brand and/or quality of materials Landlord designates from time to time to be the minimum quality to be used in the Building or the exclusive type, grade or quality of material to be used in the Building.
     2. Lease Grant. In consideration of the obligations of Tenant to pay rental as herein provided and in consideration of the other terms, covenants and conditions hereof, the Landlord hereby demises and leases to Tenant, and Tenant hereby takes from Landlord, the Premises for the Lease Term specified subject to and upon the terms and conditions herein set forth. This Lease am the obligations hereunder are conditioned upon faithful performance by Tenant of all of the agreements and covenants herein set out and agreed to by Tenant.
     3. Lease Term.
          (a) This Lease shall continue in force during a period beginning on the Commencement Date and continuing until the expiration of the Lease Term, unless this Lease is sooner terminated or extended to a later day under any other term or provision hereof.
          (b) If by the “Commencement Date” the Tenant Improvements have not been substantially completed pursuant to the Plans due to omission, delay or default by Tenant or anyone acting under or for Tenant, Landlord shall have no liability as a result of such non- completion, and the obligations of this Lease (including without limitation, the obligation to pay rent) shall nonetheless commence as of the Commencement Date.
          (c) if, however, the Tenant Improvements are not substantially completed due to any reason other than an omission, delay or default by Tenant or someone acting under or for Tenant, then, as Tenant’s sole remedy for the delay in Tenant’s occupancy of the Premises, the Commencement Date shall be delayed and the rent herein provided shall not commence until the earlier to occur of actual occupancy by Tenant or substantial completion of the Tenant Improvements, including any necessary government approvals for said improvements.
     4. Use. The Premises shall be used for general office purposes only and for no other purpose. Tenant agrees not to use or permit the use of the Premises for any purpose which is illegal, or which, in Landlord’s opinion, creates a nuisance or which would increase the cost of or
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make void or voidable any insurance coverage with respect to the Project or the Building. Tenant shall not use the Property, Building, or any part thereof in such a way to (1) cause structural damage, (2) interfere with the normal operations of the HVAC, plumbing, or other mechanical or electrical systems of the Building or the elevators installed therein, (3) constitute a public or private nuisance, (4) alter the appearance of the exterior of the Building or any portion of the interior thereof other than the Leased Premises, (5) violate the Building Rules and Regulations, attached hereto, as may be changed from time to time by Landlord, or (6) violate any law or requirement of public authorities.
     5. Base Rental.
          (a) Tenant agrees to pay to Landlord during the Lease Term, without any setoff or deduction whatsoever, the Base Rental and ail such other sums of money as shall become due hereunder as additional rent, all of which are sometimes herein collectively called “rent”, for the nonpayment of which Landlord shall be entitled to exercise all such rights and remedies as are herein provided in the case of the nonpayment of Base Rental. The annual Base Rental for each calendar year or portion thereof during the Lease Term, together with any estimated adjustments thereto pursuant to Paragraphs 6 and 30 hereof, shall be due and payable in advance in equal monthly installments on the first day of each calendar month during the Lease Term and any extensions or renewals thereof, and Tenant hereby agrees to pay such Base Rental and any adjustments thereto to Landlord at Landlord’s address provided herein (or such other address as may be designated by Landlord in writing from time to time) monthly, in advance, and without demand. Tenant shall pay any and all additional sums as may be required under this Lease as additional rent to Landlord on or before the first (1st) day of the month following the date that such additional rent becomes due. If the Lease Term commences on a day other than the first (1st) day of a calendar month or terminates on a day other than the last day of a calendar month, then the installments of Base Rental and any adjustments thereto for such month or months shall be prorated, based on the number of days in such month.
     (b) In the event any installment of rent is not paid, beyond an eight-day grace period, when due and payable, Tenant shall pay a late charge of twenty ($20.00) dollars per day for each day of delinquency starting the ninth day.
     6. Basic Cost increase Adjustment. The Base Rental payable hereunder shall be adjusted upward from time to time in accordance with the following provisions:
          (a) The Building contains approximately 87,864 square feet of Net Rentable Area in aggregate. Tenant’s Base Rental is based, in part, upon the estimate that during each calendar year of the Lease Term, Basic Costs will be equal to 2004 actual costs per square foot of Net Rentable Area in the Building (such estimate being hereafter referred to as the “Expense Stop”). Tenant shall, when Landlord so requires, during the Lease Term pay an adjustment to Base Rental hereunder in an amount equal to the product of (1) Net Rentable Area of the Premises and (2) the excess (“Excess”) from time to time of the actual Basic Cost per square foot of Net Rentable Area in the Building over the amount of the Expense Stop. Landlord may collect such additional Base Rental in arrears on a yearly basis. Landlord shall also have the option to make a good faith estimate of the Excess for each upcoming calendar year and upon thirty (30) days’ written notice to Tenant may adjust the monthly payment of Base Rental in the then current year in accordance with such estimate. Any amounts paid based on such an estimate shall be subject to adjustment pursuant to Paragraph 6(b) when actual Basic Costs are available for each calendar year.
     (b) Tenant, shall have the right, no more frequently than once per calendar year, following prior written notice to Landlord, to audit, at Tenant’s sole expense, Landlord’s books and records relating to Basic Costs incurred during the year preceding such audit. In the event such an audit demonstrates that additional Base Rental collected for such preceding year and attributable to any Excess to be higher or lower than the amount of additional rental actually due pursuant to 6(a) above, then Landlord shall refund any over-payment or Tenant shall make good any under-payment within ten (10) days of such determination.
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     7. Services to be Furnished by Landlord. Landlord agrees to furnish Tenant the following services:
          (a) Hot and cold water at those points of supply provided for general use of tenants in the Building on the floor(s) on which the Premises are located and central heat and air conditioning in the Premises in season, at such temperatures and in such amounts as are considered by Landlord to be standard or as required by governmental authority; provided, however, heating and air conditioning service at times other than for “Normal Business Hours” for the Building (which are 7:00 a.m. to 7:00 p.m. on Mondays through Fridays and 8:00 a.m. to 2:00 p.m. on Saturdays, exclusive of normal business holidays), shall be furnished only upon the written request of Tenant delivered to Landlord prior to 3:00 p.m. at least twenty-four (24) hours in advance of the date such usage is requested. Tenant shall bear the entire actual cost of such additional service allocable to the Premises as such costs are determined by Landlord from time to time and shall pay such costs to Landlord within fifteen (15) days of written demand.
          (b) Routine maintenance and electric lighting service for Common Areas in the manner and to the extent deemed by Landlord to be standard.
          (c) Janitor service in the Premises, Monday through Friday, exclusive of normal business holidays; provided, however, if Tenant’s floor covering or other improvements require special treatment, Tenant shall be notified of such additional cost and upon Tenant’s prior approval of such cost, pay the additional cleaning cost attributable thereto as additional rent upon presentation of a statement therefore by Landlord. Tenant shall cooperate with Landlord’s employees in the furnishing by Landlord of janitorial services at such times (including Normal Business Hours) as Landlord elects to have the necessary work performed; provided, however, that janitorial services performed by Landlord during Normal Business Hours shall be performed in such a manner as to not interfere unreasonably with Tenant’s use of the Premises.
          (d) Subject to the provisions of Paragraph 13, facilities to provide all electrical current required by Tenant in its use and occupancy of the Premises.
          (e) All Building Standard fluorescent bulb replacement in the Premises and fluorescent and incandescent bulb replacement in the Common Areas.
          (f) Landlord may elect to provide security in the form of limited access to the Building during other than Normal Business Hours, Landlord, however, shall have no liability to Tenant, its employees, agents, invitees or licensees for losses due to theft or burglary or for damages done by unauthorized persons on the Premises and Landlord shall not be required to insure against any such tosses. Tenant shall cooperate fully in Landlord’s efforts to maintain security in the Building and shall follow all regulations promulgated by Landlord with respect thereto.
     The failure by Landlord to any extent to furnish these services or the interruption or termination of these defined services in whole or in part, resulting from causes beyond the reasonable control of Landlord shall neither render Landlord liable in any respect nor be construed as an eviction of Tenant, nor work an abatement of rent, nor relieve Tenant from the obligation to fulfill any covenant or agreement hereof. Should any of the equipment or machinery used in the provision of such services for any cause cease to function properly, Tenant shall have no claim for offset or abatement of rent or damages on account of an interruption in service occasioned thereby or resulting therefrom.
     8. Tenant improvements to be Made by Landlord. Except for those of the Tenant Improvements to be at Landlord’s cost, all installations and improvements now or hereafter placed on the Premises shall be for Tenant’s account and at Tenant’s cost. All such installations and improvements must be approved in writing by Landlord in advance of installation or construction. Neither the submission of specifications or drawings by Landlord, nor approval by Landlord of specifications or drawings shall create any responsibility of Landlord regarding the same.
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     9. Maintenance and Repair of Premises by Landlord. Except as otherwise expressly provided herein, Landlord shall not be required to make any repairs to the Premises, the Building, or the Project.
     10. Graphics. Tenant shall not erect or install any sign or other type display whatsoever, either upon the exterior of the Building, upon or in any window, or in any lobby, without the prior express written consent of Landlord. The color and fabric of the lining of all drapes or, if unlined, the draperies themselves which Tenant desires to place on exterior windows or openings of the Building or Premises, must be approved by Landlord prior to their installation so that a uniform color appearance may be preserved from the exterior of the Building and Premises. Landlord agrees to furnish a directory of the names and locations of its tenants and to install and maintain the same at a convenient location in the lobby of the Building. The initial listing of the name and room number of the Tenant (including a sign for the suite identifying Tenant) shall be furnished without charge. The listings of additional names or room numbers and changes or revisions of listings shall be made by Landlord at the cost of Tenant.
     11. Care of the Premises by Tenant. Tenant agrees not to commit or allow any waste or damage to be committed on any portion of the Premises, and at the termination of this Lease to deliver up the Premises to Landlord in as good condition as at the date of the commencement of the term of this Lease, ordinary wear and tear accepted.
     12. Repairs and Alterations by Tenant. Tenant covenants and agrees with Landlord that all repairs and replacements to the Building or Project occasioned by damage done to the Building or Project or any part thereof caused by Tenant or Tenant’s agents, employees, invitees, or visitors shall be made by Landlord or Landlord’s designee at the Tenant’s sole cost and expense. Such repairs shall restore the Building or Project to as good a condition as it was in prior to such damage and shall be affected in compliance with ail Applicable Laws. Tenant shall reimburse the Landlord’s cost of such repairs and alterations within fifteen (15) business days of Landlord’s written demand as additional rent. Tenant agrees with Landlord not to make or allow to be made any alterations to the Premises, install any vending machines on the Premises, or place signs on the Premises which are visible from outside the Premises, without first obtaining the prior written consent of Landlord in each such instance, which consent may be given on such conditions as Landlord may elect.
     13. Use of Electrical Services by Tenant. Tenant’s use of electrical services furnished by Landlord shall be subject to the following:
          (a) Tenant’s electrical equipment shall be restricted to that equipment which individually does not have a rated capacity greater than .5 kilowatts per hour and/or require voltage other than 120/208 volts, single phase. Collectively, Tenant’s equipment shall not have an electrical design load greater than an average of 8 watts per square foot of Net Rentable Area of the Premises.
          (b) Tenant’s lighting shall not have a design load greater than an average of 8 watts per square foot of Net Rentable Area of the Premises.
          (c) If Tenant’s consumption of electrical services exceeds either the rated capacities and/or design loads as per Paragraphs 13(a) and 13(b), or generates heat in excess of that which Landlord’s air conditioning system is designed to handle, then Tenant shall remove such equipment and/or lighting to achieve compliance within ten (10) days after receiving notice from landlord or, upon receiving Landlord’s prior written approval, such equipment and/or lighting may remain in the Premises, subject to the following:
               (i) Tenant shall pay for all costs of installation and maintenance of sub-meters, wiring, additional air conditioning systems and other items required by Landlord, in Landlord’s discretion, to accommodate Tenant’s excess design loads and capacities or heat generation.
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               (ii) Tenant shall reimburse to Landlord, within fifteen (15) days of written demand, the cost of the excess demand and consumption of electrical service at rates charged to Landlord (which rates shall be in accordance with any Applicable Laws) as well as all costs of operating additional air conditioning systems deemed necessary by Landlord on account of Tenant’s excess consumption and/or heat generation.
               (iii) Landlord may, at its option, upon not less than thirty (30) days prior written notice to Tenant, discontinue the availability of such extraordinary utility service and/or air conditioning service. If Landlord gives any such notice, Tenant will contract directly with such public utility at Tenant’s cost for the supplying of such utility service to the Premises.
     14. Parking. During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building, their guests and invitees, of the non-reserved common automobile parking areas, driveways, and footways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within the Project or in reasonable proximity thereto, for Tenant and Tenant’s agents and employees. Tenant shall provide Landlord with a list of all license numbers for the cars owned or operated by Tenant, its agents and employees. In the event that Tenant, its agents and employees, park on portions of the Common Area other than those assigned to Tenant, Landlord reserves the right to charge Tenant as additional rental hereunder twenty-five Dollars ($25.00) for each such occurrence. Tenant will be granted access to the Building, the Premises and the parking area twenty-four (24) hours per day, seven (7) days per week.
     15. Laws and Regulations. Tenant agrees to comply with all applicable laws, ordinances, rules and regulations of any governmental entity or agency having jurisdiction of the Premises.
     16. Hazardous Waste and Air Pollution
          (a) For the purposes of this Lease, the term “Hazardous Materials” includes, without limitation, any flammable explosives, asbestos, radioactive materials, hazardous materials, hazardous waste, hazardous or toxic substances, oil, petroleum products and their by-products, or related materials defined in any federal, state or local environmental laws, ordinances, rules or regulations.
          (b) Tenant agrees that Tenant, its agents and contractors shall not use, manufacture, store or dispose of any Hazardous Material, on, under or about the Premises. Without limiting the above, Tenant shall indemnify and hold Landlord from and against any and all claims, losses, liabilities, damages, costs, and expenses, including, without limitation, reasonable attorneys’ fees and cost arising out of or connected in any with the use manufacture, storage, or disposal of any Hazardous Materials by Tenant, its agents or contractors, on, under or about the Premises, including without limitation the cost of any required or necessary repair, clean up or detoxification and the preparation of closure or other required plans therewith. The indemnity obligations of Tenant shall survive any termination of the Lease.
          (c) Tenant shall comply with all Federal, State, County, Municipal and other governmental laws, ordinances, rules and regulations now or hereafter affecting the Premises, Tenants business or any activity or condition on or about the Premises, including, without limitation, all environmental laws and other laws relating to the improvement of the Premises or the air in and around the Premises, (collectively the “Laws”). Tenant warrants that its business and all activities to be conducted or performed in, on, or about the Premises shall comply with all of the Laws. Tenant agrees to change, reduce or stop any such activity or install necessary equipment, safety devises, pollution control systems or other installations at any time during the Lease to so comply.
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          (d) If, during the Lease, Landlord or Tenant is required to alter, convert or replace the HVAC system, serving the Premises in order to comply with any of the Laws concerning indoor air pollution or quality, or in order to meet any applicable limitation on, standard for, or guideline relating to indoor air quality or the omission of any indoor air pollutant, including, without limitation, those adopted by the Occupational Safety and Health Administration, the American Society of Heating, Refrigeration, and Air Conditioning Engineers, or the Environmental Protection Agency, Tenant shall be responsible for paying Tenant’s pro rata share of the cost of any such conversion or replacement, including, without limitation the purchase and installation of new equipment and the alteration of existing HVAC equipment in the Premises to accommodate any new equipment.
     17. Building Rules. Tenant will comply with the rules of the Building and the Project adopted and altered by Landlord from time to time and will cause all of its agents, employees, invitees and visitors to do so; all changes to such rules will be sent by Landlord to Tenant in writing. The initial rules for the Project are attached hereto as Exhibit “D” and made a part hereof.
     18. Entry by Landlord. Tenant agrees to permit Landlord or its agents or representatives to enter into and upon all or any part of the Premises or to the Building at all reasonable hours (and in emergencies at all times) and upon notice to inspect the same, to show the Premises to prospective purchasers, mortgagees, tenants or insurers, or to clean or make repairs, alterations or additions, and Tenant shall not be entitled to any abatement or reduction of rent by reason thereof. Landlord shall use reasonable efforts to minimize any interference with Tenant’s use or occupancy of the Premises, and shall be liable for its gross negligence or willful misconduct that causes said unreasonable interference.
     19. Assignment and Subletting.
          (a) Tenant shall not assign, sublease or otherwise transfer any of its rights or obligations under this Lease or any interest therein without the prior written approval of Landlord, such approval not to be unreasonably withheld or delayed by Landlord. Any attempted assignment, sublease, transfer, sale or encumbrance by Tenant in violation of the terms and covenants of this paragraph shall be void. No assignment or subletting by Tenant shall relieve Tenant of any obligations under this Lease.
          (b) All cash or other proceeds of any assignment, sublease, transfer, or sale of Tenant’s interest in this Lease, whether consented to by Landlord or not, shall be paid to Landlord, (limited to 50% of such proceeds to the extent such proceeds exceed the rentals called for hereunder) unless Landlord agrees to the contrary in advance in writing, and Tenant hereby assigns to Landlord all rights it might have or ever acquire in any such proceeds. This covenant and assignment shall run with the land and shall bind Tenant and Tenant’s heirs, executors, administrators, personal representatives, successors and assigns. Any assignee, sub-Tenant, transferee, or purchaser of Tenant’s interest in this Lease (all such assignees, sub-Tenants, transferees, and purchasers being hereinafter referred to as “Successors”), by assuming Tenant’s obligations hereunder, shall assume liability to Landlord for all amounts paid to persons other than Landlord by such Successor in consideration of any such assignment, subletting, transfer, or sale in violation of the provisions hereof.
     20. Mechanic’s Liens. Tenant will not permit any mechanic’s or materialman’s lien or liens to be placed upon the Premises, the Building, or the Project and nothing in this Lease shall be deemed or construed in anyway as constituting the consent or request of Landlord, express or implied, by inference or otherwise, to any person for the performance of any labor or the furnishing of any materials to the Premises, the Building, or the Project, or any part thereof, nor as giving Tenant any right, power, or authority to contract for or permit the rendering of any services or the furnishing of any materials that would give rise to any mechanic’s, materialman’s, or other liens against the Premises. In the event any such lien is attached to the Premises, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same if said discharge has not been obtained by Tenant. Any amount paid by
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Landlord for any of the aforesaid purposes Shall be paid by Tenant to Landlord within fifteen (15) days of written demand as additional rent.
     21. Insurance.
          (a) Landlord shall maintain fire and extended coverage insurance on the Building and the Premises in such amounts, as the Building’s mortgagees shall require payable solely to Landlord or the mortgagees of the Building, as their interests shall appear. Tenant shall maintain at its expense, in an amount equal to full replacement cost, fire and extended coverage insurance on all of its inventory and personal property, including removable trade fixtures, located in the Premises and in such additional amounts as are required to meet Tenant’s obligations pursuant to Paragraph 25 hereof. Tenant’s insurance pursuant to the provisions of Paragraphs 21 (a) and 21 (b) hereof shall provide that such insurance may not be cancelled or expire without at least thirty (30) days prior written notice to Landlord from the insurer. Tenant shall, at Landlord’s request from time to time, provide Landlord with current certificates of insurance evidencing Tenant’s compliance with this Paragraph 21(a) and Paragraph 21 (b).
          (b) Tenant and Landlord shall, each at its own expense, maintain a policy or policies of comprehensive general liability insurance with respect to the respective activities of each in the Building with the premiums thereon fully paid on or before due date, issued by and binding upon an insurance company reasonably acceptable to Landlord, such insurance to afford minimum protection of not less than $2,000,000 combined single limit coverage of bodily injury, property damage or combination thereof. Landlord shall not be required to maintain insurance against thefts within the Premises, the Building or the Project generally.
          (c) Provided that it gives Tenant at least ten (10) days notice of its intent to do so, Landlord may, at its sole discretion, pay Tenant’s insurance if Tenant fails to do so. Tenant shall pay such expense to Landlord within fifteen (15) days of written demand as additional rent.
     22. Property Taxes. Landlord agrees (subject to the provisions of Paragraph 6 hereof) to pay all ad valorem taxes levied against the Project, but Tenant shall be liable for all taxes levied against personal property and trade fixtures placed by Tenant in the Premises. If any taxes for which Tenant is liable under this Paragraph are levied against Landlord or Landlord’s property and if Landlord elects to pay the same or if the assessed value of Landlord’s property is increased by inclusion of personal property and trade fixtures placed by Tenant in the Premises and Landlord elects to pay the taxes based on such increase, Tenant shall pay to Landlord as additional rent upon demand that part of such taxes for which Tenant is liable hereunder.
     23. Indemnity. Landlord and its directors, members, shareholders, officers, agents, managers, and employees shall not be liable to Tenant, or to Tenant’s directors, officers, members, shareholders, agents, servants, employees, customers, or invitees for any injury to person or damage to property caused by any act, omission, or neglect of Tenant, its agents, servants, or employees, invitees, licensees or any other person entering the Project under the invitation of Tenant or arising out of the use of the Premises by Tenant and the conduct of its business or out of a default by Tenant in the performance of its obligations hereunder. Tenant hereby indemnifies and holds Landlord and its directors, officers, members, shareholders, agents, servants, employees, customers, or invitees harmless from all liability and claims for any such damage or injury.
     24. Waiver of Subrogation Rights. Anything in this Lease to the contrary notwithstanding, Landlord and Tenant each hereby waives any and all rights of recovery, claim, action, or cause of action, against the other, its agents, officers, managers, or employees, for any loss or damage that may occur to the Premises, or any improvements thereto, or the Building or the Project, or any improvements thereto, or any personal property of such party therein, by reason of fire, the elements, or any other cause(s) which are insured against and fully covered under the terms of the standard fire and extended coverage insurance policies referred to in
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Paragraph 20 hereof, regardless of cause or origin, including negligence of the other party hereto, its agents, officers, managers, or employees.
     25. Casualty Damage. if the Premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give prompt written notice thereof to Landlord. In case the Building shall be so damaged that substantial alteration or reconstruction of the Building shall be required (whether or not the Premises shall have been damaged by such casualty) or in the event any mortgagee of the Building should require that the insurance proceeds payable as a result of a casualty be applied to the payment of the mortgage debt or in the event of any material uninsured loss to the Building, may, at its option, terminate this Lease by notifying in writing of such termination within ninety (90) days after the date of such damage. If Landlord does not thus elect to terminate this Lease, Landlord shall commence and proceed with reasonable diligence to restore the Building to substantially the same condition in which it was immediately prior to the happening of the casualty, except that Landlord’s obligation to restore shall not exceed the scope of the work required to be done by Landlord at Landlord’s expense in originally constructing the Building and installing the Tenant improvements, nor shall Landlord be required to spend for such work an amount in excess of the insurance proceeds actually received by Landlord as a result of the casualty. When the portions of the Premises originally furnished at Landlord’s expense have been restored by Landlord, Tenant shall, at Tenant’s expense, complete the restoration of the Premises, including the reconstruction of all improvements in excess of those Tenant Improvements originally installed at Landlord’s expense, and the restoration of Tenant’s furniture and equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or injury to the business of Tenant resulting in any way from such damage or the repair thereof, except that, subject to the provisions of the next sentence, Landlord shall allow Tenant a fair diminution of rent during the time and to the extent the Premises are unfit for occupancy. If the Premises or any other portion of the Building or the Project be damaged by fire or other casualty resulting from the negligence of Tenant or any of Tenant’s agents, employees, or invitees, the rent hereunder shall not be diminished during the repair of such damage and Tenant shall be liable to Landlord for the cost of the repair and restoration of the Building or the Project caused thereby to the extent such cost and expense is not covered by insurance proceeds.
     26. Condemnation. If the whole or substantially the whole of the Building or the Premises should be taken for any public or quasi-public use, by right of eminent domain or otherwise, or should be sold in lieu of condemnation, then this Lease shall terminate as of the date when physical possession of the Building or the Premises is taken by the condemning authority. If less than the whole or substantially the whole of the Building or the Premises is thus taken or sold, Landlord (whether or not the Premises are affected thereby) may terminate this Lease by giving written notice thereof to Tenant; in which event, this Lease shall terminate as of the date when physical possession of such portion of the Building or Premises is taken by the condemning authority, if this Lease is not so terminated upon any such taking or sale, the Base Rental payable hereunder shall be proportionately diminished by an equitable amount, and Landlord shall, to the extent Landlord deems feasible, restore the Building and the Premises to substantially their former condition, but such work shall not exceed the scope of the work done by Landlord in originally constructing the Building and the Tenant Improvements, nor shall Landlord in any event be required to spend for such work an amount in excess of the amount received by Landlord as compensation for such taking. All amounts awarded upon a taking of any part or all of the Building or the Premises shall belong to Landlord, and Tenant shall not be entitled to, and expressly waives all claims to, any such compensation.
     27. Damages From Certain Causes. Landlord shall not be liable to Tenant for any loss or damage to any property or person occasioned by theft, fire, act of God, public enemy, injunction, riot, strike, insurrection, war, court order, requisition, or order of governmental body or authority or by any other cause beyond the control of Landlord. Absent its gross negligence or willful misconduct, Landlord shall not be liable for any damage or inconvenience, which may arise through repair or alteration of any part of the Building, the Project, or the Premises.
Landlord _________
Tenant _________

     28. Events of Default/Remedies.
          (a) The following events shall be deemed to be events of default by Tenant under this Lease: (i) Tenant shall fail to make payment when due of any rental installment or other sum as may be due under this Lease within five (5) days of written notice that it is due; (ii) Tenant shall fail after thirty (30) days written notice to comply with any non-monetary provision of this Lease or any other agreement between Landlord and Tenant all of which terms, provisions and covenants shall be deemed material; (iii) the leasehold hereunder demised shall be taken on execution or other process of law in any action against Tenant; (iv) Tenant shall become insolvent or unable to pay its debts as they become due, or Tenant notifies Landlord that it anticipates either condition; (v) Tenant takes any action to, or notifies Landlord that Tenant intends to file a petition under any section or chapter of the United States Bankruptcy Code, as amended, or under any similar law or statute of the United States or any State thereof; or a petition shall be filed against Tenant under any such statute and said petition is not discharged within ninety (90) days; or (vi) a receiver or trustee shall be appointed for Tenant’s leasehold interest in the Premises or for all or a substantial part of the assets of Tenant; (vii) Tenant shall make an assignment for the benefit of its creditors.
          (b) If Tenant does not make payment when due, beyond any applicable notice and cure period, of any rental installment required of Tenant in the Lease, or if default by Tenant under this Lease otherwise occurs, in addition to the imposition of appropriate late charges, Landlord may, at its option, declare the total Base Rental due or to be due under this Lease (discounted at then current government bond rates for the remaining term of the Lease) immediately due and payable and, if the same is not paid within fifteen (15) days of written demand, said total Base Rental shall be past due, delinquent, and in default. If Tenant does not make payment when due, beyond any applicable notice and cure period, of any rental installment, Tenant waives notice of rent due and demand for payment of said unpaid installment and waives notice and demand by Landlord for the Tenant to quit and vacate the Premises if such rent not be paid.
          (c) Upon the occurrence of any event or events of default by Tenant, Landlord shall have the option to pursue any one or more of the following remedies with written notice (and without limiting the generality of the foregoing): (i) terminate this Lease in which event Tenant shall immediately surrender the Premises to Landlord; (ii) terminate Tenant’s right to occupy the Premises and, in accordance with due process of law, re-enter and take possession of the Premises (without terminating this Lease); (iii) enter upon the Premises and do whatever Tenant is obligated to do under the terms of this Lease; (iv) enter upon and take possession of the Premises as the agent of Tenant without terminating the Lease and without being liable to prosecution of any claim for damages therefore, and Landlord may re-let the Premises as the agent of Tenant and receive the rent therefore, in which event Tenant shall pay to Landlord on demand the reasonable costs of renovating, repairing, and altering the Premises for a new Tenant or Tenants, together with all brokerage commissions (consistent with the then current market practices) due in connection therewith and together with interest on any sum so advanced computed from the date of expenditure of such sums until such payment is received by Landlord, and any deficiency that may arise by reason of such re-letting; provided, however, that Landlord shall have no duty to re-let the Premises and the failure of Landlord to re-let the Premises shall not release or affect Tenant’s liability for Base Rental, additional rental, and other charges due under this Lease or for damages.
          In the event Landlord elects to re-enter or take possession of the Premises after Tenant’s default, Tenant hereby does not waive notice of such re-entry or repossession and of Landlord’s intent to re-enter or take possession. Landlord may, in accordance with law and without prejudice to any other remedy, which he may have for possession, or arrearages in rent, expel or remove Tenant and any other persons who may be occupying said Premises or any part thereof. In addition, the provisions of Paragraph 31 hereof shall apply with respect to the period from and after the giving of notice of such election to Tenant. All Landlords’ remedies shall be cumulative and not exclusive. Forbearance by Landlord to enforce one or more of the remedies herein provided upon an event of default shall not be deemed or construed to constitute a waiver of such default.
Landlord _________
Tenant _________

          (d) This Paragraph 28 shall be enforceable to the maximum extent not prohibited by applicable law, and the unenforceability of any portion thereof shall not thereby render unenforceable any other portion.
          (e) Landlord shall be in default hereunder in the event Landlord has not begun and pursued with reasonable diligence the cure of any failure of Landlord to meet its obligations hereunder within thirty (30) days of the receipt by Landlord of written notice from Tenant of the alleged failure to perform. Tenant hereby covenants that, prior to the exercise of any remedies for Landlord’s breach, it will give the mortgagees holding mortgages on the Building notice and a reasonable time to cure any default by Landlord. Landlord shall never be liable for consequential damages or special damages.
     29. Peaceful Enjoyment. Tenant shall, with respect to Landlord or anyone holding by through or under Landlord, and may peacefully have, hold, and enjoy the Premises except as to such portions thereof, if any, as shall be taken under the power of eminent domain or as may be sold in lieu thereof, subject to other terms hereof, provided that Tenant pays the rent and other sums herein recited to be paid by Tenant and performs all of Tenant’s covenants and agreements herein contained. This covenant and any and all other covenants of Landlord shall be binding upon each of Landlord and its successors only with respect to breaches occurring during the respective periods of ownership of each of the Landlord’s interest hereunder.
     30. Intentionally Omitted
     31. Holding Over. In the event of holding over by Tenant after expiration or other termination of this Lease, Tenant shall, throughout the entire holdover period, pay rent equal on a per diem basis, to 200% of the Base Rental and additional Base Rental which would have been applicable had the term of this Lease continued through the period of such holding over by Tenant. No holding over by Tenant after the expiration of the Lease Term shall be construed to extend the term of the Lease. The provision of this paragraph shall not be in place of or in lieu of, but shall be in addition to, the provisions of Paragraph 28(b).
     32. Subordination to Mortgage. Tenant accepts this Lease subject and subordinate to any mortgage, deed of trust or other lien presently existing or hereafter, provided it receives a non-disturbance agreement, arising upon the Premises, upon the Building or upon the Project as a whole, and to any renewals, refinancing, modifications and extensions thereof, but Tenant agrees that any such mortgagee shall have the right at any time to subordinate such mortgage, deed of trust or other lien to this Lease on such terms and subject to such conditions as are reasonable. Landlord is hereby irrevocably vested with full power and authority to subordinate this Lease to any mortgage, deed of trust or other lien now existing or hereafter placed upon the Premises, the Building or the Project as a whole, and Tenant agrees upon demand to execute such further reasonable instruments subordinating this Lease or attorning to the holder of any such liens as Landlord may request. The terms of this Lease are subject to approval by the Building’s permanent lender(s), and such approval is a condition precedent to Landlord’s obligations hereunder. it will from time to time upon request by the execute and deliver to such persons as requested a statement in recordable form certifying that this Lease is unmodified and in full force and effect (or if there have been modifications, that the same is in full force and effect as so modified), stating the dates to which rent and other charges payable under this Lease have been paid, stating that in default hereunder (or if a default is alleged, stating the nature of such alleged default) and further stating such other matters as shall reasonably be required.
     33. Landlord’s Lien. Tenant hereby grants to Landlord a lien and security interest on all equipment, goods, furniture, fixtures, and inventory of Tenant now or hereafter placed in or upon the Premises and the proceeds thereof, and such property shall thereafter, wherever located, be and remain subject to such lien and security interest of Landlord for payment of all rent and other sums agreed to be paid by Tenant herein. The provisions of this paragraph relating to such lien and security interest shall constitute a security agreement under and subject to the Oklahoma Uniform Commercial Code so that Landlord shall have and may enforce a security interest on all such property of Tenant now or hereafter placed in or on the Premises, in
Landlord _________
Tenant _________

addition to and cumulative of the Landlord’s liens and rights provided by law or by the other terms and provisions of this Lease. Tenant agrees to execute as debtor such financing statement or statements as Landlord may now or hereafter request. Landlord may at its election at any time file a copy of this Lease as a financing statement. Notwithstanding the above, Landlord shall neither sell nor withhold from Tenant, Tenant’s business records.
     34. Attorney’s Fees. In the event either party defaults in the performance of any of the terms of this Lease and the other party employs an attorney in connection therewith, the prevailing party shall recover from the defaulting party the prevailing party’s reasonable attorney’s fees and costs incurred in connection therewith.
     35. No implied Waiver. The failure of either party to insist at any time upon the strict performance of any covenant or agreement of this Lease or to exercise any option, right, power or remedy contained in this Lease shall not be construed as a waiver or a relinquishment thereof for the future. No payment by Tenant or receipt by Landlord of an amount less than the monthly installment of rent due under this Lease shall be deemed to be other than on account of the earliest rent due hereunder, nor shall any endorsement or statement on any check or any letter accompanying any check or payment of rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such rent or pursue any other remedy in this Lease provided.
     36. Personal Liability. The liability of Landlord to Tenant for any default by Landlord under the terms of this Lease shall be limited to the interest of Landlord in the Project and Tenant agrees to look solely to Landlord’s interest in the Project for the recovery of any judgment from the Landlord, it being intended that Landlord shall not be personally liable for any judgment or deficiency.
     37. Security Deposit. The Security Deposit shall be held by Landlord without liability for interest and as security for the performance by Tenant of Tenant’s covenants and obligations under this Lease, it being expressly understood that the Security Deposit shall not be considered an advance payment of rental or a measure of Tenant’s damages in case of default by Tenant. Unless otherwise provided by mandatory non-waivable law or regulation, Landlord may commingle the Security Deposit with Landlord’s other funds. Landlord may, from time to time, without prejudice to any other remedy, use the Security Deposit to the extent necessary to make good any arrearages of rent or to satisfy any other covenant or obligation of Tenant hereunder. Following any such application of all or any part of the Security Deposit, Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. If Tenant is not in default at the termination of this Lease, the balance of the Security Deposit remaining after any such application shall be returned by Landlord to Tenant. If Landlord transfers its interest in the Premises during the term of the Lease, Landlord may assign the Security Deposit to the transferee and thereafter shall have no further liability for the return of such Security Deposit.
     38. Notice. Any notice in the Lease provided for must, unless otherwise expressly provided herein, be in writing, and may, unless otherwise in this Lease expressly provided, be given or be served by depositing the same in the United States mail, postpaid and certified and addressed to the party to be notified, with return receipt requested. Notice deposited in the mail in the manner hereinabove described shall be effective from and after the expiration of three (3) days after it is so deposited. Notices mailed shall be addressed to the parties at the following addresses:
          If to Landlord:
Amejak Limited Partnership
c/o The Guild Company
First Place Tower
15 East 5th Street, Suite 4025
Tulsa, Oklahoma 74103-4347
Landlord __________
Tenant __________

          If to Tenant:
First Trinity Financial Corporation
Attention: Gregg Zahn
7633 East 63rd Place, Suite 230
Tulsa, Oklahoma 74133
          or in each case to such other address as either party may from time to time designate in writing.
     39. Severability. If any term or provision of this Lease, or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforced to the fullest extent permitted by law.
     40. Recordation. Tenant agrees not to record this Lease.
     41. Governing Law. This Lease and the rights and obligations of the parties hereto should be interpreted, construed, and enforced in accordance with the laws of the State of Oklahoma, and the parties agree that venue for all actions concerning this Lease shall be in the State or Federal courts in Tulsa County, Oklahoma.
     42. Force Majeure. Whenever a period of time is herein prescribed for the taking of any action by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation of such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, governmental laws, regulations or restrictions, or any other cause whatsoever beyond the control of Landlord.
     43. Time of Performance. Except as expressly otherwise herein provided, with respect to all required acts of Tenant time is of the essence of this Lease.
     44. Transfers by Landlord. Landlord shall have the right to transfer and assign, in whole or in part, all its rights and obligations hereunder and in the Premises, the Building, the Project, and property referred to herein, and in such event and upon such transfer Landlord shall be released from any further obligations hereunder and Tenant agrees to look solely to Landlord’s successor in interest then occupying Landlord’s position hereunder for the performance of such obligations.
     45. Commissions. Landlord and Tenant hereby indemnify and hold each other harmless against any loss, claim, expense, or liability with respect to any commissions or brokerage fees claimed on account of the execution and/or renewal of this Lease and due to any action of the indemnifying party. Tenant warrants and represents that it has had dealings with The Guild Company, L.LC. and no other brokers. Landlord is responsible for payment of all commissions per a separate agreement.
     46. Effect of Delivery of This Lease. Landlord has delivered a copy of this Lease to Tenant for Tenant’s review only, and the delivery hereof does not constitute an offer or option to Tenant for Tenant to lease the Premises. This Lease shall not be effective until a copy executed by both Landlord and Tenant is delivered to and accepted by Landlord.
     47. Relocation. Intentionally omitted
     48. Building Name. Landlord reserves the right at any time and from time to time, upon thirty (30) days notice to Tenant, to change the name by which the Building is designated. Landlord shall not be liable to Tenant for any damages whatsoever, either direct or consequential, which may occur as a result of such name change.
Landlord __________
Tenant __________

     49. Corporate Authority. If Landlord or Tenant is a corporation or other entity, each warrants that it has legal authority to operate and is authorized to do business in the state of Oklahoma. Landlord, Tenant and the persons executing this Lease on behalf of each party warrant that the person or persons executing this Lease has authority to do so and to fully obligate such party to all terms and provisions of this Lease. Each party shall, upon request from the other, furnish a certified copy of resolutions of the Board of Directors authorizing this Lease and granting authority to execute it to the person or persons who have executed it.
     50. Exhibits. Exhibits “A”, “B”, “C”, “C-1”, “D”, “E” and Addendum are attached hereto and incorporated herein and made a part of this Lease for all purposes:
     51. Tenant acknowledges that prior to its entering into of this Lease the Landlord and The Guild Company, L.L.C. have disclosed to Tenant that:
          (a) The Guild Company, L.L.C. is a licensed real estate broker in Oklahoma, and,
          (b) With regard to the Building, The Guild Company, L.L.C. is the Landlord’s leasing agent and property manager.
     52. Joint and Several Liability. If there is more than one (1) Tenant, the obligations hereunder imposed on Tenant shall be joint and several. If there is a guarantor of Tenant’s obligations hereunder, the obligations hereunder imposed upon Tenant shall be joint and several obligations of Tenant and such guarantor, and Landlord need not first proceed against Tenant hereunder before proceeding against such guarantor, nor shall any such guarantor be released from its guarantee for any reason whatsoever, including (without limitation) any amendment of this Lease, any forbearance by Landlord or waiver of any of Landlord’s rights, and the failure to give Tenant or such guarantor any such notices or the release of any party liable for the payment of Tenant’s obligations hereunder.
     53. Binding Effect. The provisions of this Lease shall be binding upon and inure to the benefit of the Landlord and tenant, respectively and to their respective heirs, personal representatives, successors and assigns, subject to the provisions of the paragraph hereof entitled “Assignment and Subletting”.
     54. Entire Agreement. It is expressly agreed by Tenant, as material consideration for the execution of this Lease that there are, and where no verbal representations, understandings, stipulations, agreements or promises pertaining thereto, not incorporated herein, and it is likewise agreed that this Lease shall not be altered, waived, extended or amended except by a written agreement signed by Landlord and Tenant unless otherwise expressly provided herein.
     55. Abandoned Property. Alt of Tenant’s furniture, moveable trade fixtures and other personal property not removed by tenant from the Premises within five (5) days after the termination of this Lease, whether termination shall occur by the lapse of time or otherwise, shall be conclusively presumed to have been abandoned by Tenant, and Landlord may, at its option and election, thereafter take possession of property and either (i) declare same to be the property of Landlord or (ii) at the cost and expense of the Tenant dispose of such property, in any manner and for whatever consideration Landlord in its sole discretion shall deem most advisable. Nothing contained in this paragraph shall prejudice Landlord’s rights as a lien holder and secured party under paragraph 33 of this Lease, and the rights granted to Landlord under this paragraph shall be cumulative of its rights as a lien holder and secured party,
     56. Heading. The caption and section headings of this Lease are for convenience only and shall not be construed as a part of or affect the construction or interpretation of any provision of this Lease.
Landlord ________
Tenant ________

     IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease in multiple counterparts as of the day and year first above written.

LANDLORD

Witness:	Amejak Limited Partnership, an Oklahoma Limited Partnership
/s/ [ILLEGIBLE]
	By:	KAJEMA Properties, inc. General Partner

		By:	/s/ Gerald R. Marshall

Gerald R. Marshall

Title: Vice President

TENANT

Witness:	First Trinity Financial Corporation, an Oklahoma Corporation
/s/ [ILLEGIBLE]
	By:	/s/ Gregg Zahn

Printed Name: Gregg Zahn Title: Director of Recruiting and Training
Landlord ________
Tenant ________

ADDENDUM
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
1. RIGHT OF FIRST REFUSAL
A. Provided that this Lease is then in full farce and effect, and provided further that Tenant is not then in breach or default under any of the terms, covenants or conditions in this Lease on Tenant’s part to observe or perform, beyond any applicable notice and cure period, if Landlord intends to lease all or any portion of the space consisting of a portion of Suite 210 as indicated on Exhibit “E-1” and/or Suite 220 on the second floor indicated as “E-2” (the “Refusal Space”) to a third-party tenant, Landlord shall give Tenant written notice (the “Refusal Space Notice”) of such intention. During the three (3) business day period commencing on the date Landlord gives the Refusal Space Notice to Tenant, Tenant shall have the option (the “Refusal Space Option”) to lease the Refusal Space from Landlord, upon the terms and conditions contained in the Refusal Space Notice by giving to Landlord written notice by U.S. certified mail, return receipt requested (the “Exercise Notice”), of Tenant’s exercise of the Refusal Space Option.
B. If Tenant fails to give the Exercise Notice to Landlord within said three (3) business day period, time being of the essence, or if Tenant fails for any reason to duly execute and deliver to Landlord an amendment to this Lease Agreement adding the Refusal Space hereto, within ten (10) days after Landlord gives Tenant the amendment, time being of the essence, the Refusal Space Option shall be deemed revoked and of no further force and effect and Landlord may thereafter proceed with the leasing of the Refusal Space to any third-party tenant upon terms and conditions satisfactory to said third party tenant and Landlord.
C. Notwithstanding anything contained in this Lease to the contrary, if on the date Landlord gives the Refusal Space Notice to Tenant or on the date Tenant gives the Exercise Notice to Landlord, this Lease is not in full force and effect or Tenant is in breach or default under any of the terms, covenants and conditions in this Lease on Tenant’s part to observe or perform then, in addition to all of Landlord’s rights and remedies, the Refusal Space Option shall be deemed revoked and of no further force and effect, and Landlord may thereafter proceed with the leasing of the Refusal Space to any tenant and upon any terms and conditions.
2. RENEWAL OPTION
    A. Provided that the Lease is in full force and effect, without the occurrence of an event of default hereunder or any defaults or breaches under any of the terms, covenants or conditions in tie Lease on Tenant’s part to observe or perform on the date that Tenant exercises the option granted herein or on the expiration date of the Lease, Tenant shall have the option (the ‘Extension Option”), to extend the term of the Lease for one (1) extension term (the “Extension term”) of three (3) years commencing on the day (the “Extension Term Commencement Date”) next succeeding the expiration date of the term and ending on the day which shall be the anniversary of said expiration date, both dates inclusive, in accordance with and subject to the arms, covenants and conditions hereinafter set forth. Tenant shall exercise the Extension Option ay sending a written notice thereof (the “Extension Notice”) to Tenant by certified mail, return which is 180 days prior to said expiration date, time being of the essence. If Tenant shall fail to »end the Extension Notice receipt requested, within the time and in the manner hereinabove provided, the Extension Option shall cease and terminate, and Tenant shall have no further option to extend the term. If Tenant sends the Extension Notice within the time and in the manner as hereinabove provided (one hundred and eighty (180) days prior to the end of the initial
Landlord ________
Tenant ________

term expiration), the term of the Lease shall be deemed extended for the Extension Term subject to the terms, covenants and conditions as herein below.
    B. The Extension Term shall be upon, and subject to, all of the terms, covenants and conditions provided in the Lease for the term hereof, without any further right of extension, except that:
(a) Any terms, covenants, or conditions in the Lease (as hereby amended) that are expressly or by their nature inapplicable to the Extension Term (including, without limitation, this Paragraph) shall not apply during the Extension Term;
(b) The Base Rental rent payable by Tenant during the Extension Term (the “Extension Rent”) shall be an amount equal to the Fair Market Rental Value of the Premises as mutually agreeable to Landlord and Tenant to be prevailing as of the Extension Term Commencement Date on the basis of a new three year renewal of the Premises; and
(c) The base year for expenses shall be changed to reflect the new term.
(d) The Fair Market Rental shall take into account the total rent that a comparable tenant would pay for the comparable space in a building of substantially equivalent quality, size, condition, and location, considering rental rates and concessions then prevalent in the marketplace, the remaining lease term, the expected vacancy, and any other relevant factors
C. If the term of the Lease is extended as herein before expressly provided, then Landlord shall have no obligations or duties to paint or otherwise prepare or repair the Premises, or perform any work or make any installations, in connection with the Extension Term, except as required by the Lease. When used in subsections A and B of this Paragraph, the term “Tenant” shall mean only the named Tenant in this Agreement and no assignee, subtenant or successor thereof.
Landlord ________
Tenant ________

Exhibit “A”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Legal Description
Lots Three (3) and Four (4), Block Two (2), SHADOW MOUNTAIN II, a Subdivision of the NE/4 of Section 2, Township 18 North, Range 13 East, City of Tulsa, Tulsa County, State of Oklahoma, according to the Recorded Plat thereof.
Landlord ________
Tenant ________

Exhibit “B”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Floor Plans
Landlord ________
Tenant ________

Exhibit “C”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Tenant Improvements
Landlord will agree to provide the layout attached in Exhibit “B” and re-carpet and re-paint the entire Premises at Landlord’s sole cost. Tenant agrees to pay all other expenses incurred in connection with the Tenant Improvements in the Premises.
Landlord ________
Tenant ________

Exhibit “C-1”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Construction Drawing
Landlord ________
Tenant ________

Exhibit “D”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Rules and Regulations
     1. Sidewalks, doorways, vestibules, halls, stairways, and similar areas shall not be obstructed nor shall refuse, furniture, boxes or other items be placed therein by Tenant or its officers, agents, servants, and employees, or used for any purpose other than ingress and egress to and from the leased premises or for going from one part of the Building to another part of the Building. Canvassing, soliciting, and peddling in the Building are prohibited.
     2. Plumbing fixtures and appliances shall be used only for the purposes for which constructed, and no unsuitable material shall be placed therein. Tenant shall pay damage resulting to any such fixtures or appliances from misuse by Tenant, and Landlord shall not in any case be responsible therefore.
     3. No signs, directories, posters, advertisements, or notices shall be painted or affixed on or to any of the windows or doors, or in corridors or other parts of the Building, except in such color, size, and style, and in such places as shall be first approved in writing by Landlord in its discretion. Landlord will prepare One (1) building standard identification sign at Landlord’s expense. No additional signs shall be posted without Landlord’s prior written consent as to location and form, and the cost of preparing and posting such signs shall be borne solely by Tenant. Landlord shall have the right to remove ail unapproved signs without notice to Tenant, at the expense of Tenant.
     4. Tenant shall not do, or permit anything to be done in or about the Building, or bring or keep anything therein, that will in any way increase the rate of fire or other insurance on the Building, or on property kept therein or otherwise increase the possibility of fire or other casualty.
     5. Landlord shall have the power to prescribe the weight and position of heavy equipment or objects, which may overstress any portion of the floor. All damage done to the Building by the improper placing of such heavy items will be repaired at the sole expense of the responsible tenant.
     6. Tenant shall notify the Building manager when safes or other heavy equipment or objects are taken in or out of the Building, and the moving shall be done after written permission is obtained from Landlord on such conditions as Landlord shall require. Any moving in or moving out of Tenant’s equipment, furniture, files, and/or fixtures shall be done only with prior written notice to Landlord, and Landlord shall be entitled to prescribe the hours of such activity, the elevators which shall be available for such activity and shad, in addition, be entitled to place such other conditions upon Tenant’s moving activities as Landlord deems appropriate. Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant’s property in the process of such a move, and in addition, Tenant shall bear all risk of loss relating to damage incurred with respect to Tenant’s property in the process of such move, and in addition, shall be responsible for and indemnify and hold Landlord harmless as to all losses, damages, claims, causes of action, costs and/or expenses relating to personal injury or property damage sustained by Landlord or any third party on account of Tenant’s moving activities.
     7. Corridor doors, when not in use, shall be kept closed.
Landlord ________
Tenant ________

     8. All deliveries must be made via the service entrance and elevators designated by Landlord for service, if any, during normal working hours. Landlord’s written approval must be obtained for all delivery after normal working hours.
     9. Each tenant shall cooperate with Landlord’s employees in keeping leased premises neat and clean.
     10. Tenant shall not cause or permit any loud or improper noises in the Building, or allow unpleasant odors to emanate from the leased premises, or otherwise interfere, injure, or annoy in any way other tenants or persons having business within the Building.
     11. No animals shall be brought into or kept in or about the Building.
     12. No boxes, crates, or other such materials shall be stored in hallways or other Common Areas. When Tenant must dispose of crates, boxes, etc., it will be the responsibility of Tenant to dispose of same prior to, 7:30 a.m. or after 5:30 p.m., so as to avoid having such debris visible in the Common Area during Normal Business Hours.
     13. No machinery of any kind, other than ordinary office machines customary to general office business, such as computers, typewriters and calculators, shall be operated on leased premises without the prior written consent of Landlord, nor shall a tenant use or keep in the Building any flammable or explosive fluid or substance (including Christmas trees and ornaments), or any illuminating materials, except candles. No space heaters or fans shall be operated in the Building.
     14. No bicycles, motorcycles or similar vehicles will be allowed in the Building.
     15. No nails, hooks, or screws shall be driven into or inserted in any part of the Building except as approved by Building maintenance personnel. Nothing shall be affixed to, or made to hang from the ceiling of the Premises without Landlord’s prior written consent,
     16. Landlord has the right to evacuate the Building in the event of an emergency or catastrophe.
     17. No food and/or beverages shall be distributed from Tenant’s office without the prior written approval of the Building manager.
     18. Tenant shall not change existing locks or place additional locks upon any doors without the prior written consent of Landlord. Landlord shall furnish all necessary keys, and the same shall be surrendered upon termination of this Lease, and Tenant shall then give Landlord or his agent an explanation of the combination of all locks on the doors or vaults. Landlord shall initially give tenant two (2) keys to the Demised Premises. Tenant shall make no duplicates of such keys. Additional keys shall be obtained only from Landlord, at a fee to be determined by Landlord.
     19. Tenant will not locate furnishings or cabinets adjacent to mechanical or electrical access panels so as to prevent personnel from servicing such units as routine or emergency access may require. Cost of moving such furnishing for Landlord’s access will be for Tenant’s account. The lighting and air conditioning equipment of the Building will remain the exclusive charge of the Building designated personnel.
     20. Tenant shall comply with parking rules and regulations as may be posted and distributed from time to time.
     21. No portion of the Building shall be used for the purpose of lodging rooms.
     22. Vending machines or dispensing machines of any kind will not be placed in the leased premises by Tenant, except for one candy machine and one soda machine.
Landlord ________
Tenant ________

     23. Prior written approval, which shall be at Landlord’s sole discretion, must be obtained for installation of window shades, blinds, drapes, or any other window treatment of any kind whatsoever. Landlord will control all internal lighting that may be visible from the exterior of the Building and shall have the right to change any unapproved lighting, without notice to Tenant, at Tenant’s expense.
     24. No tenant shall make any changes or alterations to any portion of the Building without Landlord’s prior written approval, which may be given on such conditions as Landlord may elect. All such work shall be done by Landlord or by contractors and/or workmen approved by Landlord working under Landlord’s supervision.
     25. Tenant snail provide and use Plexiglas or other pads for all chairs mounted on rollers or casters.
     26. Landlord reserves the right to rescind or amend any of these rules and regulations and make such other and further reasonable rules and regulations as in its judgment shall from time to time be needful for the safety, protection, care and cleanliness of the Building, the operation thereof, the preservation of good order therein and the protection and comfort of the Tenants and their agents, employees, and invitees, which reasonable rules and regulations shall be binding upon each Tenant upon delivery to such Tenant of notice thereof in writing.
     27. Landlord will not be responsible for lost or stolen personal property, money or jewelry from Tenant’s lease Premises or Common Areas (including but without limitation, the parking facilities) regardless of whether such loss occurs when such area is locked against entry or not. Landlord may require written authority to be presented to building security personnel prior to removal of items from the Premises. Such authorization shall be in a form approved by Landlord. By requiring such authorization, Landlord shall not thereby be deemed to have assumed any responsibility or liability for loss, theft or disappearance of personal property of Tenants, its agents, employees and invitees.
     28. Landlord reserves the right to close the building after ordinary building hours, subject, however, to Tenant’s right to admittance under reasonable regulations prescribed by Landlord; and to require all persons entering the Building after ordinary Building hours, to identify themselves to the representative of Landlord and establish their right to enter or leave the Building. Landlord reserves the right to install an electronic entry system in the Building. In the event Landlord so causes such electronic entry system to be installed in the Building, Landlord will supply initial entry devices or codes to Tenant and may impose restrictions on the use thereof and additional rules and regulations relating thereto. Any replacement entry codes or devices shall be paid by tenant. Each Tenant shall be solely responsible for the entry device or codes issued to it and its employees and each Tenant shall be liable and responsible for any damage or injury suffered as a result of the entry device or code being used by unauthorized persons.
     29. Tenant shall surrender and return all keys, codes, card, and other entry devices to the Premises and/or Building upon termination of its Lease.
     30. Tenant shall inform in a timely manner, each of its employees, agents, invitees or guests of the rules and regulations of the Building and cause such parties to comply therewith.
     31. No smoking anywhere in the building including within the “Leased Premises”.
     32. No firearms in the building.
Landlord ________
Tenant ________

Exhibit “E”
ATTACHED TO AND MADE A PART OF
LEASE AGREEMENT BETWEEN
Amejak Limited Partnership, an Oklahoma Limited Partnership, LANDLORD
AND
First Trinity Financial Corporation, TENANT
Confirmation of Prior Agency Disclosure
     The Oklahoma Real Estate Commission Rules require a licensee, as agent or principal, to clearly disclose the agency relationship(s) to the Landlord and Tenant prior to their entering into a binding agreement, and to confirm the prior agency disclosure in a separate provision, incorporated in or attached to that agreement.
     In compliance with this Commission Rule, Landlord and Tenant confirm that before they entered into this Lease Agreement, The Guild Company, L.L.C. and Rick Guild had previously disclosed that they represent the Landlord.

LANDLORD

Amejak Limited Partnership, an Oklahoma Limited Partnership

	By:	KAJEMA Properties, Inc. General Partner

		By:	/s/ Gerald R. Marshall

Gerald R. Marshall

Title: Vice President
Date 1/10/05

TENANT

First Trinity Financial Corporation, an Oklahoma Corporation

Date 1/7/05	By:	/s/ Gregg Zahn

Printed Name: Gregg Zahn Title: Director of Recruiting and Training
Landlord ________
Tenant ________